SELIGMAN

                                   ----------

                                       GROWTH
                                   FUND, INC.

                                [GRAPHIC OMITTED]

                                  ANNUAL REPORT

                                DECEMBER 31, 1999

                                [GRAPHIC OMITTED]

                               SEEKING LONGER-TERM

                               GROWTH OF CAPITAL

                             VALUE AND AN INCREASE

                                IN FUTURE INCOME

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

[PHOTO OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Auditors ............................................   18
Federal Tax Status of 1999 Gain Distribution
 for Taxable Accounts AND For More Information ............................   19
Board of Directors AND  Executive Officers ................................   20
Glossary of Financial Terms ...............................................   21

TO THE SHAREHOLDERS

The 20th century ended on an extraordinarily optimistic note for the US stock markets, with all major indices -- the Dow Jones Industrial Average, the S&P 500, and the NASDAQ -- at record highs. The broad-based S&P 500 had achieved a fifth consecutive year of greater than 20% returns -- a record-breaking run. Supporting these impressive markets was the US economic expansion -- now the the longest in US history. Throughout 1999, unemployment stood at a near 30-year low, inflation remained tame, and consumer confidence soared. In addition, the global economy -- which just over one year ago threatened US growth -- rebounded strongly. In this positive environment, Seligman Growth Fund delivered a total return, based on the net asset value of Class A shares, of 30.27%, outperforming the 28.30% total return of the Lipper Growth Funds Average, but lagging the 33.16% total return of the Russell 1000 Growth Index.

While 1999 was a positive year for equity investors, it was also a year of sharp contrasts. Despite stellar performances by the popular indices, the market was once again extraordinarily narrow. Just over half of the stocks in the S&P 500 had positive returns. Large-cap growth and technology companies continued to dominate, while value stocks lagged considerably. Further, in response to concerns regarding inflation, the Federal Reserve Board increased the federal funds rate three times, completely reversing its 1998 rate cuts.

There was also a dramatic divergence between stocks and bonds. The bond market had one of its worst years ever, and 30-year US government bond yields increased from 5.08% at the beginning of the year to 6.48% by year-end. Unfazed, the stock market hit several new highs. This sharp divergence cannot continue; our view is that interest rates will stabilize and equity price increases will be more modest.

As we look into the 21st century, we believe there is much to be optimistic about, with several long-term factors that should support equity prices for many years. First are global demographic trends. The fastest growing segment of the population in the US and other developed countries is 45- to 64-year-olds. As this group matures, they are likely to spend less, both of necessity for retirement savings and because, while they are in their peak earning years, consumption needs often decrease. We believe that this will produce a groundswell of savings, which will be a significant support for equity prices in the coming years.

Second, America has been experiencing disinflation since 1982 and nominal interest rates have been in an 18-year secular downtrend. Despite the uptick in rates during 1999, we believe that the long-term trend is one of continued benign inflation and low interest rates, a positive environment for the stock market. Third, the global economy has rebounded strongly since the 1998 financial crisis. We believe that this will continue, allowing investors to benefit from attractive overseas investment opportunities.

Fourth, new technology has allowed the economy to become vastly more productive, and the sector now accounts for approximately 25% of gross domestic product growth and approximately 40% of capital spending. Technology has been, and will continue to be, responsible for substantial changes in business activity, both business-to-business and business-to-consumer. While J. & W. Seligman & Co. Incorporated is highly enthusiastic about technology, we have taken a conservative approach since we believe that investment behavior in this area has become increasingly speculative. As we seek opportunities in this exciting sector, we will remain committed to finding solid investment value and to considering company fundamentals.

We thank you for your continued confidence in the Seligman Growth Fund and look forward to serving you in a new century. A discussion with your Fund's Portfolio Manager, as well as a performance overview and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris

---------------------
William C. Morris
Chairman

                           /s/ Brian T. Zino

                           -----------------
                           Brian T. Zino
                           President

February 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q: HOW DID SELIGMAN GROWTH FUND PERFORM IN THE LAST 12 MONTHS?

A: The Fund posted a total return of 30.27% based on the net asset value of Class A shares. During the same period, the Fund's peers, as measured by the Lipper Growth Funds Average, posted a total return of 28.30%, and the Russell 1000 Growth Index, which measures the performance of large-capitalization growth stocks, posted a total return of 33.16%.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS IN 1999?

A: During 1999, growth stocks of all sizes generally delivered strong returns, while value stocks of all sizes generally lagged. A continued strong US economy and improving world economies, combined with low inflation, provided a positive environment for growth stocks. Within the growth-stock universe, technology, driven by increased Internet demand and an explosion in wireless communications, was by far the best performing. The growth stocks in Seligman Growth Fund's portfolio delivered strong performances within this supportive environment.

Q: WHAT INDUSTRIES AFFECTED THE FUND'S PERFORMANCE LAST YEAR?

A: The technology sector was the single most positive influence on Fund performance during the fiscal year. Despite the fact that the Fund was underweighted in the sector during the period, the technology stocks that the Fund did hold delivered exceptional returns.

Q: WHAT WAS YOUR INVESTMENT STRATEGY DURING THE FISCAL YEAR?

A: At the beginning of the Fund's fiscal year, we avoided Internet stocks because of the seemingly excessive valuations for the group as a whole. However, as growth managers, we had to reevaluate our strategy for this industry since, while the stocks are expensive, we believe that the group has the potential to deliver above-average growth rates. We developed a valuation process for this unique industry where revenue growth sometimes exceeds 40%. This process includes analyzing a company's business strategy and evaluating price-to-revenue multiples, rather than price-to-earnings multiples.

   Following this strategy shift, we purchased what we believe are several "best-of-class" Internet companies that focus on the business-to-business applications that allow companies to reduce expenses and increase sales. We believe that such companies, which contribute to

[PHOTO OMITTED]

GLOBAL GROWTH TEAM: (FROM LEFT) DAVE LEVY, SHEILA GRAYSON (ADMINISTRATIVE ASSISTANT), (SEATED) MARION S. SCHULTHEIS (PORTFOLIO MANAGER); (NOT PICTURED)

JACK CHANG, CRAIG CHODASH

A TEAM APPROACH

Seligman Growth Fund is managed by the Seligman Global Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted in the management of the Fund by a group of seasoned professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

   increased efficiency in the rest of the economy, will continue to have opportunities for growth for years to come.

   We remained underweighted in health care because we believed the sector had become overvalued following a very strong 1998, and there were uncertainties over pricing pressure due to potential changes in Medicare drug benefits. This underweighting benefited the Fund's overall performance since this sector was an underperformer for the year.

   During the fiscal year, we focused on large-capitalization companies, with particular emphasis on those with longer-term track records. In general, we are attracted to stocks with strong price-to-earnings growth rates looking two years ahead.

Q: DO YOU PLAN TO MAKE ANY STRATEGY CHANGES DURING THE YEAR 2000?

A: Going forward, we expect to place greater emphasis on technology. In particular, we will look for companies that use information technology to increase sales and data warehousing, and for companies that are developing innovative or improved products, especially in telecommunications. Within technology, we anticipate remaining underweighted in hardware stocks and plan to focus on software stocks, particularly those of companies involved in business-to-business e-commerce. We will also look for opportunities to gain more exposure to wireless application protocol, which allows Internet access without a personal computer.

   We are concerned about American consumer strength. Following a very strong 1999, with the best holiday season in a decade, we believe that spending must slow along with the rest of the economy. For this reason, we expect to further reduce the Fund's exposure to consumer cyclicals. At the same time, we will look for opportunities to increase the Fund's exposure to health care. We think health care stocks, in general, should rebound due to improved valuations and new products. generic drug companies, in particular, should benefit from patent expirations and a possible Medicare drug benefit.

Q: WHAT IS YOUR OUTLOOK?

A: We feel that Seligman Growth Fund is well positioned as we head into the new year. We believe that technology will continue to be a key driver of economic and market strength, and will thus continue to be a high-growth area and a strong market performer. In such a scenario, the Fund's increasing exposure to the industry would be a benefit. We believe that our analysis of the business plans of these companies will allow us to choose the best companies within this industry.

   In addition, it appears that a favorable climate for continued global growth lies ahead, based on several factors, including the advent of the euro, reduced barriers to trade, and Japan's economic progress and financial reforms. Such an environment should benefit companies with export-driven revenues. We will seek to gain additional exposure to stocks that are positioned to benefit from the recoveries abroad, particularly in Japan.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Growth Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1999, to a $10,000 investment made in the Lipper Growth Funds Average and the Russell 1000 Growth Index for the same period. The performances of Seligman Growth Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page
5. It is important to keep in mind that the Lipper Growth Funds Average and the Russell 1000 Growth Index exclude the effect of fees and/or sales charges.

   [Figures specified below represents chart in printed form]

Date           With Load        Without Load     Russell 100 GR
Lipper
12/31/89       9533             10000            10000              10000
               9028             9471             9630               9793
               9981             10471            10606              10503
               8151             8551             8989               8853
12/31/90       9041             9484             9974               9612
               10683            11206            11763              11343
               10603            11123            11650              11224
               11457            12019            12464              12080
12/31/91       12517            13131            14080              13188
               12265            12866            13384              13027
               11655            12226            13238              12731
               12371            12978            13821              13116
12/31/92       13931            14614            14784              14290
               13862            14541            14660              14668
               13424            14082            14433              14813
               14625            15342            14646              15537
12/31/93       14794            15519            15213              15907
               14260            14959            14542              15418
               13500            14162            14394              15035
               14344            15047            15501              15859
12/31/94       14226            14923            15617              15648
               14884            15613            17104              16831
               15981            16764            18785              18486
               17579            18440            20491              20100
12/31/95       18276            19172            21423              20592
               19537            20494            22573              21720
               20482            21486            24009              22713
               21287            22331            24873              23410
12/31/96       22140            23225            26376              24696
               21837            22907            26518              24484
               24940            26163            31533              28372
               26038            27314            33904              31310
12/31/97       26148            27430            34418              31004
               30406            31897            39633              35040
               31481            33025            41432              35749
               28371            29866            37670              31050
12/31/98       35363            37097            47743              38145
               36062            38396            50780              39813
               38842            40746            52735              42606
               37460            39296            50805              40471
12/31/99       46068            48326            63577              48941


  The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS

FOR PERIODS ENDED DECEMBER 31, 1999



                                                                              AVERAGE ANNUAL

                                                              -----------------------------------------------
                                                   CLASS C                                CLASS B    CLASS D
                                                    SINCE                                  SINCE      SINCE

                                           SIX    INCEPTION    ONE     FIVE      10     INCEPTION  INCEPTION
                                         MONTHS*  5/27/99*    YEAR     YEARS    YEARS    4/22/96    5/3/93

                                       ---------  ---------   -----   ------    -----   ---------  ----------

CLASS A**

With Sales Charge                         12.92%     n/a     24.09%    25.25%   16.50%     n/a         n/a
Without Sales Charge                      18.60      n/a     30.27     26.49    17.06      n/a         n/a

CLASS B**

With CDSC+                                13.32      n/a     24.41       n/a      n/a    24.33%        n/a
Without CDSC                              18.32      n/a     29.41       n/a      n/a    24.78         n/a

CLASS C**

With Sales Charge and CDSC                16.06   26.35%       n/a       n/a      n/a      n/a         n/a
Without Sales Charge and CDSC             18.16   28.66        n/a       n/a      n/a      n/a         n/a

CLASS D**

With 1% CDSC                              17.32     n/a       28.22      n/a      n/a      n/a         n/a
Without CDSC                              18.32     n/a       29.22    25.42      n/a      n/a       19.39%

LIPPER GROWTH FUNDS AVERAGE***            14.87   21.73o      28.30    25.62    17.21    23.71++     19.81+++

RUSSELL 1000 GROWTH INDEX***              20.56   29.00o      33.16    32.42    20.32    31.69++     25.38+++



NET ASSET VALUE                                                  CAPITAL GAIN INFORMATION
                                                                 FOR THE YEAR ENDED DECEMBER 31, 1999

            DECEMBER31, 1999    JUNE 30, 1999   DECEMBER 31, 1998
            ----------------    -------------   -----------------

CLASS A           $8.62             $8.15            $7.42             PAID               $0.96o
CLASS B            7.65              7.35             6.72             UNDISTRIBUTED
CLASS C            7.64              7.35              n/a               REALIZED         0.290oo
CLASS D            7.65              7.35             6.73             UNREALIZED         2.859ooo


The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Growth Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The Russell 1000 Growth Index is an unmanaged benchmark that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.

  + The CDSC is 5% for periods of one year or less, and 3% since inception. ++ From April 30, 1996.

+++ From April 30, 1993.
  0 From May 31, 1999.

 00 Represents net gain realized in November and December 1999, payable in 2000. 000 Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1999.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS

DECEMBER 31, 1999


                                                                                    PERCENT OF NET ASSETS

                                                                                         DECEMBER 31,

                                                                                    ---------------------
                                            ISSUES       COST            VALUE          1999     1998
                                            ------  -------------   --------------  ---------------------

COMMON STOCKS:

  Capital Goods .....................          4     $ 79,427,060   $  138,946,366      10.4      11.4
  Communications Services ...........          1       25,199,590       38,468,869       2.9       8.3
  Consumer Cyclicals ................          5       41,953,514      111,706,634       8.4      12.0
  Consumer Staples ..................         10      165,122,909      191,277,700      14.3      17.2
  Electronic Technology .............         12      132,805,562      202,878,159      15.2      11.0
  Energy ............................          2       21,356,339       23,418,382       1.8       0.4
  Financial Services ................          3       29,820,850       54,638,178       4.1       6.0
  Health Care .......................          6       80,577,017       95,116,444       7.1      16.7
  Technology Services ...............         10      177,015,969      316,546,303      23.7      11.5
  Transportation ....................          1       16,239,042       18,814,219       1.4        --
  Utilities .........................          2       46,082,718       72,886,425       5.5       1.0
                                          ------   --------------   --------------     -----     -----
                                              56      815,600,570    1,264,697,679      94.8      95.5
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES......          1       68,985,235       68,985,235       5.2       4.5
                                          ------   --------------   --------------     -----     -----
NET ASSETS ..........................         57     $884,585,805   $1,333,682,914     100.0     100.0
                                          ======   ==============   ==============     =====     =====

LARGEST INDUSTRIES

DECEMBER 31, 1999

[Figures below represents chart in printed form]

Technology                   23.7
Electronic Technology        15.2
Consumer staples             14.3
Capital Goods                10.4
Consumer Cyclicals           8.4

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                                            SHARES

                                                   -----------------------------
                                                                     HOLDINGS

ADDITIONS                                          INCREASE          12/31/99

---------                                          -----------------------------
Carnival (Class A) ......................           393,500           393,500
Coca-Cola ...............................           444,900           783,900
Computer Associates
  International .........................           421,600           421,600
Corning .................................           308,900           308,900
Lilly (Eli) .............................           308,800           308,800
Lucent Technologies .....................           394,800           394,800
Micron Technology .......................           240,000           240,000
Microsoft ...............................           226,500           758,100
Newell Rubbermaid .......................           573,700           573,700
Xilinx ..................................           192,000           298,300(1)



                                                            SHARES

                                                   -----------------------------
                                                                     HOLDINGS

REDUCTIONS                                         DECREASE          12/31/99

----------                                         -----------------------------
AT&T ........................................         539,850            --
Bristol-Myers Squibb ........................         249,600            --
Cendant .....................................         936,100            --
Honeywell International(2) ..................         417,750         207,050
Merck .......................................         297,800         188,200
Nokia (ADRs) ................................         207,200         159,500
Philip Morris ...............................         840,700            --
Time Warner .................................         262,900         180,700
Tyco International ..........................          82,000         881,000(3)
Warner-Lambert ..............................         330,500            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

---------------
(1) Includes 106,300 shares received as a result of a 2-for-1 stock split. (2) Formerly known as AlliedSignal. (3) Includes 334,700 shares received as a result of a 2-for-1 stock split.

LARGEST PORTFOLIO HOLDINGS

DECEMBER 31, 1999

SECURITY                                VALUE

--------                            --------------
Microsoft .....................      $88,484,484
General Electric ..............       52,924,500
Wal-Mart Stores ...............       52,866,800
AES ...........................       51,861,550
Coca-Cola .....................       45,662,175



SECURITY                                VALUE

--------                            --------------
Cisco Systems .................      $41,959,331
Corning .......................       39,828,794
MCI WorldCom ..................       38,468,869
American International Group ..       36,843,594
Motorola ......................       36,694,700

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999

                                            SHARES        VALUE

                                          ----------  ---------------
COMMON STOCKS 94.8%
CAPITAL GOODS 10.4%

CORNING

  Producer of diversified compo-
  nents for the telecommunica-

  tions and television industries           308,900    $ 39,828,794
GENERAL ELECTRIC
  Supplier of industrial equipment

  and consumer products                     342,000      52,924,500
HONEYWELL INTERNATIONAL

  Manufacturer of automation

  and control systems                       207,050      11,944,197
TYCO INTERNATIONAL

  Worldwide provider of
  fire protection devices,
  electronic security services,
  and underwater telecom-

  munications systems                       881,000      34,248,875
                                                       ------------
                                                        138,946,366

                                                       ------------
COMMUNICATIONS
  SERVICES  2.9%

MCI WORLDCOM

  Provider of

  telecommunications services               725,400      38,468,869
                                                       ------------
CONSUMER CYCLICALS 8.4%
DAYTON HUDSON

  General merchandise retailer

  specializing in large stores              212,000      15,568,750
HARLEY-DAVIDSON

  Manufacturer of motorcycles               248,200      15,900,312
HOME DEPOT

  Retailer of building materials and

  home improvement products                 246,750      16,917,797
INTERPUBLIC GROUP OF COMPANIES

  Worldwide advertising agency              181,200      10,452,975
WAL-MART STORES

  Discount retailer                         764,800      52,866,800
                                                       ------------
                                                        111,706,634

                                                       ------------
CONSUMER STAPLES  14.3%

CBS

  Radio and television

  broadcasting                              480,500      30,721,969
CHARTER COMMUNICATIONS
  (CLASS A)*

  Cable television operator                 232,800       5,092,500
COCA-COLA

  Manufacturer and marketer of
  soft drinks and consumer

  products                                  783,900      45,662,175
COLGATE-PALMOLIVE

  Manufacturer of household

  and personal care products                214,400      13,936,000
DISNEY (WALT)
  Theme park and hotel

  operator; film production                 426,400      12,472,200
MCDONALDS

  Restaurant operator                       368,300    $ 14,847,094
MCKESSON HBOC

  Provider of pharmaceutical
  supply management and

  information technology                    358,900       8,097,681
NEWELL RUBBERMAID
  Manufacturer and marketer of

  diversified consumer products             573,700      16,637,300
PROCTER & GAMBLE

  Manufacturer and distributor
  of household and personal

  care products                             280,400      30,721,325
TIME WARNER

  Diversified media and

  entertainment company                     180,700      13,089,456
                                                       ------------
                                                        191,277,700

                                                       ------------
ELECTRONIC TECHNOLOGY 15.2%
AGILENT TECHNOLOGIES*

  Designer of test and
  monitoring instruments,
  and semiconductors for

  diversified industries                    139,800      10,808,287
BROADCOM (CLASS A)*
  Provider of silicon products that
  enable broadband digital data
  transmission of voice, data,

  and video content                          38,100      10,376,297
CISCO SYSTEMS*
  Manufacturer of computer

  network products                          391,800      41,959,331
DELL COMPUTER*
  International provider of

  computer systems and services             357,700      18,231,522
INTEL
  Manufacturer of micro-

  processors and memory circuits            307,200      25,276,800
INTERNATIONAL BUSINESS MACHINES
  Manufacturer of micro-
  electronics and

  personal computers                         96,800      10,454,400
LUCENT TECHNOLOGIES
  Manufacturer of telecom-

  munications equipment                     394,800      29,535,975
MICRON TECHNOLOGY*
  Provider of semiconductor
  memory and enhancement

  products                                  240,000      18,660,000
QUALCOMM*

  Developer, manufacturer and
  marketer of communications

  systems and products                       52,000       9,156,875
SUN MICROSYSTEMS*
  Provider of microprocessors

  and software products                     117,600       9,102,975

---------------
See footnotes on page 9

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999

                                            SHARES           VALUE

                                          ----------     ---------------
ELECTRONIC TECHNOLOGY (CONTINUED)
VERITAS SOFTWARE*

  Developer and marketer of
  back-up storage software for

  computer systems                           40,200    $    5,752,369
XILINX*

  Supplier of field-program-

  mable gate arrays                         298,300        13,563,328
                                                       --------------
                                                          202,878,159

                                                       --------------
ENERGY 1.8%
SCHLUMBERGER

  Worldwide provider of

  energy services                           373,950        21,034,687
TRANSOCEAN SEDCO FOREX

  Provider of contract

  drilling services                          72,396         2,383,695
                                                       --------------
                                                           23,418,382

                                                       --------------
FINANCIAL SERVICES 4.1%
AMERICAN INTERNATIONAL GROUP

  Worldwide provider of

  insurance                                 340,750        36,843,594
CITIGROUP

  Provider of diversified

  financial services                        127,800         7,100,887
WELLS FARGO

  Worldwide provider of

  financial services                        264,450        10,693,697
                                                       --------------
                                                           54,638,178

                                                       --------------
HEALTH CARE 7.1%

AMGEN

  Biotechnology company                     191,400        11,489,981
JOHNSON & JOHNSON

  Developer and manufacturer

  of health care products                   118,900        11,072,563
LILLY (ELI)
  Developer and manufacturer

  of pharmaceuticals                        308,800        20,535,200
MEDTRONIC

  Manufacturer of pacemakers
  and related cardiovascular

  products                                  538,200        19,610,662
MERCK

  Developer and manufacturer

  of pharmaceuticals                        188,200        12,621,163
PFIZER

  Manufacturer of health
  care consumer products

  and specialty chemicals                   610,000        19,786,875
                                                       --------------
                                                           95,116,444

                                                       --------------
TECHNOLOGY SERVICES 23.7%
AMERICA ONLINE*

  Provider of electronic mail,
  entertainment, reference,
  and interactive publications,

  as well as Internet access                455,400        34,354,238
BMC SOFTWARE*
  Developer of mainframe

  utility software                          221,500    $   17,699,234
COMPUTER ASSOCIATES INTERNATIONAL
  Developer of software utilities

  and databases                             421,600        29,485,650
COMPUWARE*
  Provider of mainframe soft-

  ware and consulting services              730,500         7,188,297
MICROSOFT*

  Provider of personal computer
  operating systems and

  application software products             758,100        88,484,484
MOTOROLA

  Producer of wireless
  communications and

  equipment                                 249,200        36,694,700
NOKIA (ADRS) (Finland)
  Developer and manu-
  facturer of cellular phones

  and base stations                         159,500        30,305,000
ORACLE*

  Provider of computer

  software                                  244,900        27,436,453
SIEBEL SYSTEMS*
  Provider of customer

  service information systems                75,300         6,334,613
YAHOO!*

  Provider of Internet navigation            42,900        18,563,634
                                                       --------------
                                                          316,546,303

                                                       --------------
TRANSPORTATION 1.4%
CARNIVAL (CLASS A)

  Cruise line operator                      393,500        18,814,219
                                                       --------------
UTILITIES 5.5%
AES*

  Supplier of electricity                   693,800        51,861,550
ENRON

  Explorer and producer

  of oil and gas                            473,800        21,024,875
                                                       --------------
                                                           72,886,425

                                                       --------------
TOTAL COMMON STOCKS

  (Cost $815,600,570)                                   1,264,697,679
SHORT-TERM HOLDINGS 1.8%

  (Cost $23,400,000)                                       23,400,000
                                                       --------------
TOTAL INVESTMENTS 96.6%

  (Cost $839,000,570)                                   1,288,097,679
OTHER ASSETS

  LESS LIABILITIES 3.4%                                    45,585,235
                                                       --------------
NET ASSETS 100.0%                                      $1,333,682,914
                                                       ==============

-----------------
* Non-income producing security.

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999


ASSETS:


Investments, at value:

  Common stocks (cost $815,600,570) ...........................   $1,264,697,679
  Short-term holdings (cost $23,400,000) ......................       23,400,000        $1,288,097,679
                                                                 ---------------
Cash ...........................................................................               354,943
Receivable for securities sold .................................................            46,355,464
Receivable for Capital Stock sold ..............................................             4,854,938
Receivable for interest and dividends ..........................................               456,107
Investment in, and expenses prepaid to, shareholder service agent ..............               220,026
Other ..........................................................................                18,372
                                                                                      ----------------
TOTAL ASSETS ...................................................................         1,340,357,529
                                                                                      ----------------

LIABILITIES:

Payable for securities purchased ...............................................             3,914,279
Payable for Capital Stock repurchased ..........................................               756,643
Accrued expenses and other .....................................................             2,003,693
                                                                                      ----------------
TOTAL LIABILITIES ..............................................................             6,674,615
                                                                                      ----------------
NET ASSETS .....................................................................       $ 1,333,682,914
                                                                                      ================

COMPOSITION OF NET ASSETS:

Capital Stock, at par ($1 par value; 500,000,000 shares authorized;  157,102,117 shares outstanding):

  Class A ......................................................................         $ 135,577,861
  Class B ......................................................................            11,274,727
  Class C ......................................................................             1,736,111
  Class D ......................................................................             8,513,418
Additional paid-in capital .....................................................           682,227,159
Accumulated net investment loss ................................................              (240,887)
Undistributed net realized gain ................................................            45,497,416
Net unrealized appreciation of investments .....................................           449,097,109
                                                                                      ----------------
NET ASSETS .....................................................................        $1,333,682,914
                                                                                      ================

NET ASSET VALUE PER SHARE:

CLASS A ($1,169,098,382 / 135,577,861 shares) ..................................                 $8.62
                                                                                               =======
CLASS B ($86,227,526 / 11,274,727 shares) ......................................                 $7.65
                                                                                               =======
CLASS C ($13,271,843 / 1,736,111 shares) .......................................                 $7.64
                                                                                               =======
CLASS D ($65,085,163 / 8,513,418 shares) .......................................                 $7.65
                                                                                               =======

-------------------
See Notes to Financial Statements.



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:


Dividends .................................................    $ 7,794,026
Interest ..................................................      2,983,549
                                                              ------------
TOTAL INVESTMENT INCOME ..................................................      $10,777,575

EXPENSES:

Management fee ............................................      7,706,602
Distribution and service fees .............................      3,474,483
Shareholder account services ..............................      1,784,365
Custody and related services ..............................        200,832
Shareholder reports and communications ....................        178,135
Registration ..............................................        137,037
Auditing and legal fees ...................................         68,257
Directors' fees and expenses ..............................         50,673
Miscellaneous .............................................         36,221
                                                              ------------
TOTAL EXPENSES ...........................................................       13,636,605
                                                                               ------------
NET INVESTMENT LOSS ......................................................       (2,859,030)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ..........................    223,944,598
Net change in unrealized appreciation of investments ......     88,594,371
                                                              ------------
NET GAIN ON INVESTMENTS ..................................................      312,538,969
                                                                               ------------
INCREASE IN NET ASSETS FROM OPERATIONS ...................................     $309,679,939
                                                                               ============

----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                                                            YEAR ENDED DECEMBER 31,

                                                                 -------------------------------------------
                                                                         1999                   1998
                                                                 -------------------------------------------
OPERATIONS:


Net investment income (loss) ..................................   $   (2,859,030)           $     693,864
Net realized gain on investments ..............................      223,944,598              137,133,994
Net realized loss from foreign currency transactions ..........             --                 (3,183,176)
Net change in unrealized appreciation of investments ..........       88,594,371              126,289,172
Net change in unrealized depreciation of assets and

  liabilities denominated in foreign currencies ...............             --                  3,073,583
                                                                  --------------            -------------
INCREASE IN NET ASSETS FROM OPERATIONS ........................      309,679,939              264,007,437
                                                                  --------------            -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:

  Class A .....................................................             --                 (1,259,431)
Net realized gain on investments:
  Class A .....................................................     (118,219,808)             (85,132,303)
  Class B .....................................................       (8,932,891)              (2,101,759)
  Class C .....................................................         (934,289)                    --
  Class D .....................................................       (7,151,077)              (3,291,473)
                                                                  --------------            -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .....................     (135,238,065)             (91,784,966)
                                                                  --------------            -------------
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sales of shares .............................       66,188,379               54,962,873
Investment of dividends .......................................             --                    937,188
Exchanged from associated Funds ...............................      806,017,257              599,564,894
Value of shares issued in payment of gain distributions .......      110,640,428               73,163,459
                                                                  --------------            -------------
Total .........................................................      982,846,064              728,628,414
                                                                  --------------            -------------
Cost of shares repurchased ....................................      (88,487,332)             (91,215,429)
                                                                  --------------            -------------
Exchanged into associated Funds ...............................     (732,953,337)            (564,538,227)
                                                                  --------------            -------------
Total .........................................................     (821,440,669)            (655,753,656)
                                                                  --------------            -------------
INCREASE IN NET ASSETS FROM

  CAPITAL SHARE TRANSACTIONS ..................................      161,405,395               72,874,758
                                                                  --------------            -------------
INCREASE IN NET ASSETS ........................................      335,847,269              245,097,229
NET ASSETS:
Beginning of year .............................................      997,835,645              752,738,416
                                                                  --------------            -------------
END OF YEAR (including accumulated net investment

  loss of $240,887 and $231,942, respectively) ................   $1,333,682,914            $ 997,835,645
                                                                  ==============            =============

------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Growth Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend.

   Interest income is recorded on an accrual basis.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1999, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1999, amounted to $966,712,406 and $967,404,390, respectively.

   At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $460,159,057 and $12,059,609, respectively.

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                               CLASS A

                     ----------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,

                     ----------------------------------------------------------
                                 1999                          1998
                     ---------------------------  -----------------------------
                        SHARES          AMOUNT        SHARES           AMOUNT

                     ------------  -------------  -------------   -------------
Net proceeds from

  sales of shares      4,110,733   $  32,325,449     6,247,606    $  43,436,023
Investment of

  dividends                 --              --         135,042          937,188
Exchanged from
  associated Funds    65,446,614     512,373,199    62,988,477      438,189,220
Shares issued in
  payment of gain

  distributions       12,019,564      95,075,559     9,931,558       68,030,814
                     -----------   -------------   -----------    -------------
Total                 81,576,911     639,774,207    79,302,683      550,593,245
                     -----------   -------------   -----------    -------------
Cost of shares

   repurchased        (8,682,126)    (68,659,496)  (12,291,159)     (85,236,803)
Exchanged into
  associated Funds   (63,232,475)   (495,275,862)  (61,662,662)    (429,794,412)
                     -----------   -------------   -----------    -------------
Total                (71,914,601)   (563,935,358)  (73,953,821)    (515,031,215)
                     -----------   -------------   -----------    -------------
Increase               9,662,310   $  75,838,849     5,348,862    $  35,562,030
                     ===========   =============   ===========    =============

                                              CLASS B

                     ----------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,

                     ----------------------------------------------------------
                                 1999                          1998
                     ---------------------------  -----------------------------
                        SHARES          AMOUNT        SHARES           AMOUNT

                     ------------  -------------  -------------   -------------
Net proceeds from

  sales of shares      2,245,719    $ 15,855,044     1,189,920    $  7,641,423
Exchanged from

  associated Funds    10,071,244      71,470,757     2,657,809      16,973,170
Shares issued in
  payment of gain

  distributions        1,137,929       7,988,123       315,870       1,958,406
                     -----------    ------------    ----------    ------------
Total                 13,454,892      95,313,924     4,163,599      26,572,999
                     -----------    ------------    ----------    ------------
Cost of shares

  repurchased         (1,309,113)     (9,355,564)     (220,048)     (1,386,808)
Exchanged into
  associated Funds    (4,855,957)    (34,220,623)     (712,218)     (4,510,173)
                     -----------    ------------    ----------    ------------
Total                 (6,165,070)    (43,576,187)     (932,266)     (5,896,981)
                     -----------    ------------    ----------    ------------
Increase               7,289,822    $ 51,737,737     3,231,333    $ 20,676,018
                     ===========    ============    ==========    ============


                                CLASS C

                     ------------------------------
                             MAY 27, 1999*
                         TO DECEMBER 31, 1999

                     ------------------------------
                        SHARES             AMOUNT

                     -----------      -------------
Net proceeds from

  sales of shares     1,590,880        $ 11,530,253
Exchanged from

  associated Funds      171,358           1,269,585
Shares issued in
  payment of gain

  distributions         128,844             904,484
                     ----------        ------------
Total                 1,891,082          13,704,322
                     ----------        ------------
Cost of shares

  repurchased            (6,954)            (50,819)
Exchanged into
  associated Funds     (148,017)         (1,065,006)

                     ----------        ------------
Total                  (154,971)

                     ----------        ------------
Increase              1,736,111        $ 12,588,497
                     ==========        ============

* Commencement of offering of shares.

                                               CLASS D

                     ----------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,

                     ----------------------------------------------------------
                                 1999                          1998
                     ---------------------------  -----------------------------
                        SHARES          AMOUNT        SHARES           AMOUNT

                     ------------  -------------  -------------   -------------
Net proceeds from

  sales of shares        926,888    $   6,477,633       609,777   $   3,885,427
Exchanged from

  associated Funds    31,344,202      220,903,716    22,625,884     144,402,504
Shares issued in
  payment of gain

  distributions          950,466        6,672,262       511,974       3,174,239
                     -----------    -------------   -----------   -------------
Total                 33,221,556      234,053,611    23,747,635     151,462,170
                     -----------    -------------   -----------   -------------
Cost of shares

  repurchased         (1,470,418)     (10,421,453)     (729,441)     (4,591,818)
Exchanged into
  associated Funds   (28,646,374)    (202,391,846)  (20,427,040)   (130,233,642)
                     -----------    -------------   -----------   -------------
Total                (30,116,792)    (212,813,299)  (21,156,481)   (134,825,460)
                     -----------    -------------   -----------   -------------
Increase               3,104,764    $  21,240,312     2,591,154   $  16,636,710
                     ===========    =============   ===========   =============

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $51,801 from sales of

NOTES TO FINANCIAL STATEMENTS

Class A shares. Commissions of $390,688 and $104,948 were paid to dealers from the sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1999, fees incurred under the Plan aggregated $2,377,691 or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $561,590, $25,104, and $510,098, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1999, such charges amounted to $13,858.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 1999, amounted to $22,790.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1999, Seligman Services, Inc. received commissions of $26,664 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $783,838, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,753,983 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $240,887 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the year ended December 31, 1999, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.



                                                                             CLASS A

                                                       --------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,

                                                       --------------------------------------------------
                                                         1999       1998      1997       1996      1995
                                                       --------   --------  --------   --------  --------

PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF YEAR .................     $7.42      $6.08     $5.85      $5.22     $4.54
                                                       -------    -------   -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) .......................     (0.02)      0.01        --      (0.01)     0.01
Net realized and unrealized gain on investments ....      2.18       2.07      1.06       1.13      1.27
Net realized and unrealized gain (loss) from

  foreign currency transactions ....................        --        --      (0.03)     (0.01)     0.01
                                                       -------    -------   -------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS ...................      2.16       2.08      1.03       1.11      1.29
                                                       -------    -------   -------    -------   -------

LESS DISTRIBUTIONS:

Dividends from net investment income ...............        --      (0.01)       --         --     (0.01)
Distributions from net realized capital gain .......     (0.96)     (0.73)    (0.80)     (0.48)    (0.60)
                                                       -------    -------   -------    -------   -------
TOTAL DISTRIBUTIONS ................................     (0.96)     (0.74)    (0.80)     (0.48)    (0.61)
                                                       -------    -------   -------    -------   -------
NET ASSET VALUE, END OF YEAR .......................     $8.62      $7.42     $6.08      $5.85     $5.22
                                                       =======    =======   =======    =======   =======

TOTAL RETURN: ......................................     30.27%     35.24%    18.11%     21.14%    28.47%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000s omitted) ............. $1,169,098    $934,654  $732,754  $675,086 $597,510
Ratio of expenses to average net assets ............      1.16%       1.14%     1.16%     1.20%    0.94%
Ratio of net income (loss) to average net assets ...    (0.19)%       0.11%   (0.02)%   (0.12)%    0.17%
Portfolio turnover rate ............................     92.24%      77.85%    54.15%    26.05%  102.30%

----------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS



                                                                       CLASS B                    CLASS C

                                                         ------------------------------------    --------
                                                                                      4/22/96*   5/27/99*

                                                           YEAR ENDED DECEMBER 31,       TO         TO

                                                         ------------------------------------
                                                         1999       1998      1997    12/31/96   12/31/99
                                                        ------     ------    ------   --------   --------

PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD ................    $6.72     $5.60      $5.49     $5.35      $6.75
                                                        ------    ------     ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss .................................    (0.07)    (0.04)     (0.05)    (0.03)     (0.03)
Net realized and unrealized gain on investments .....     1.96      1.89       0.99      0.65       1.88
Net realized and unrealized loss from
  foreign currency transactions .....................       --        --      (0.03)       --         --
                                                        ------    ------     ------    ------     ------
TOTAL FROM INVESTMENT OPERATIONS ....................     1.89      1.85       0.91      0.62       1.85
                                                        ------    ------     ------    ------     ------

LESS DISTRIBUTIONS:

Dividends from net investment income ................        --        --        --        --         --
Distributions from net realized capital gain ........    (0.96)    (0.73)     (0.80)    (0.48)     (0.96)
                                                        ------    ------     ------    ------     ------
TOTAL DISTRIBUTIONS .................................    (0.96)    (0.73)     (0.80)    (0.48)     (0.96)
                                                        ------    ------     ------    ------     ------
NET ASSET VALUE, END OF PERIOD ......................    $7.65      6.72      $5.60     $5.49      $7.64
                                                        ======    ======     ======    ======     ======

TOTAL RETURN: .......................................    29.41%    34.13%     17.10%    11.45%     28.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............   $86,228   $26,791     $4,219      $880    $13,272
Ratio of expenses to average net assets .............     1.92%     1.90%      1.93%     1.99%+     1.80%+
Ratio of net income (loss) to average net assets ....   (0.95)%   (0.65)%    (0.79)%   (0.83)%+   (1.02)%+
Portfolio turnover rate .............................    92.24%    77.85%     54.15%    26.05%++   92.24%+++



                                                                             CLASS D

                                                       -------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,

                                                       -------------------------------------------------
                                                         1999       1998      1997      1996       1995
                                                         -----   -------    -------   -------    -------

PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF YEAR ..................    $6.73     $5.60      $5.49     $4.96      $4.38
                                                        ------    ------     ------    ------     ------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss .................................    (0.07)    (0.04)     (0.05)    (0.05)     (0.04)
Net realized and unrealized gain on investments .....     1.95      1.90       0.99      1.07       1.21
Net realized and unrealized gain (loss) from

  foreign currency transactions .....................       --        --      (0.03)    (0.01)      0.01
                                                        ------    ------     ------    ------     ------
TOTAL FROM INVESTMENT OPERATIONS ....................     1.88      1.86       0.91      1.01       1.18
                                                        ------    ------     ------    ------     ------

LESS DISTRIBUTIONS:

Dividends from net investment income ................       --        --         --        --         --
Distributions from net realized capital gain ........    (0.96)    (0.73)     (0.80)    (0.48)     (0.60)
                                                        ------    ------     ------    ------     ------
TOTAL DISTRIBUTIONS .................................    (0.96)    (0.73)     (0.80)    (0.48)     (0.60)
                                                        ------    ------     ------    ------     ------
NET ASSET VALUE, END OF YEAR ........................    $7.65     $6.73      $5.60     $5.49      $4.96
                                                        ======    ======     ======    ======     ======

TOTAL RETURN: .......................................    29.22%    34.33%     17.10%    20.21%     27.01%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000s omitted) ..............   $65,085   $36,391    $15,765   $11,493    $6,412
Ratio of expenses to average net assets .............     1.92%     1.90%      1.93%     1.97%     1.91%
Ratio of net income (loss) to average net assets ....   (0.95)%   (0.65)%    (0.79)%   (0.88)%   (0.83)%
Portfolio turnover rate .............................     92.24%   77.85%     54.15%    26.05%   102.30%

-------------
  * Commencement of offering of shares.
  + Annualized.

 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Growth Fund, Inc. as of December 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for all the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
February 11, 2000

FEDERAL TAX STATUS OF 1999
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

A long-term capital gain distribution of $0.96 per share from net gain realized through October 31, 1999, was paid on November 23, 1999, to Class A, B, C and D shareholders.

The long-term capital gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1999 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution.

If the distribution was received in shares, the per share cost basis for federal income tax purposes is $7.91 for Class A shares, $7.02 for Class B, Class C and Class D shares.

A 1999 year-end statement of account activity and a 1999 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1999. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

FOR MORE INFORMATION

MANAGER

J. & W. Seligman & Co. Incorporated
100 Park Avenue

New York, NY 10017

GENERAL COUNSEL

Sullivan & Cromwell

INDEPENDENT AUDITORS

Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States

(800) 622-4597 24-Hour Automated Telephone Access Service

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4

DEAN, Fletcher School of Law and Diplomacy at Tufts University

DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4

TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,

   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4

TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1

CHAIRMAN
CHAIRMAN OF THE BOARD,

   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4

Retired Partner, PITNEY, HARDIN, KIPP & SZUCH, LAW FIRM

JAMES Q. RIORDAN 3, 4

DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1

MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated

TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4

DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN

DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1

PRESIDENT

PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,

   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN

DIRECTOR AND CONSULTANT,
   J. &W. Seligman &Co. Incorporated

----------------
Member:  1 Executive Committee
         2 Audit Committee

         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS

CHAIRMAN

BRIAN T. ZINO

PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE

TREASURER

FRANK J. NASTA

SECRETARY

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The

CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT   OBJECTIVE  --  The  shared  investment  goal  of  a  fund  and  its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN GROWTH FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED
                                ESTABLISHED 1864

                       100 PARK AVENUE, NEW YORK, NY 10017

                                     [GRAPHIC OMITTED] Printed on Recycled Paper